EXHIBIT 10.1

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of October 12, 2016 (this “Amendment”), is entered into by and among THE PRIVATEBANK AND TRUST COMPANY (in its individual capacity, “PrivateBank”), as administrative agent for the lenders (the “Lenders”) party to the Loan Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent”), the Lenders, and each of WESTMORELAND COAL COMPANY, a Delaware corporation (“Westmoreland Parent”), WESTMORELAND ENERGY LLC, a Delaware limited liability company (“Westmoreland Energy”), WESTMORELAND – NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company (“Westmoreland NC”), WEI-ROANOKE VALLEY, INC., a Delaware corporation (“WEI”), WESTMORELAND – ROANOKE VALLEY, L.P., a Delaware limited partnership (“Westmoreland Roanoke”), WESTMORELAND PARTNERS, a Virginia general partnership (“Westmoreland Partners”), WESTMORELAND RESOURCES, INC., a Delaware corporation (“Westmoreland Resources”), WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation (“Coal Sales”), WRI PARTNERS, INC., a Delaware corporation (“WRI”), WCC LAND HOLDING COMPANY, INC., a Delaware corporation (“WCC”), WESTMORELAND CANADA LLC, a Delaware limited liability company (“WC LLC”), WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation (“WES”), WESTMORELAND MINING LLC, a Delaware limited liability company (“WML”), WESTERN ENERGY COMPANY, a Montana corporation (“WECO”), TEXAS WESTMORELAND COAL CO., a Montana corporation (“TWCC”), WESTMORELAND SAVAGE CORPORATION, a Delaware corporation (“Savage”), DAKOTA WESTMORELAND CORPORATION, a Delaware corporation (“Dakota”), and BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company (“Buckingham”; together with Westmoreland Parent, Westmoreland Energy, Westmoreland NC, WEI, Westmoreland Roanoke, Westmoreland Partners, Westmoreland Resources, Coal Sales, WRI, WCC, WC LLC, WES, WML, WECO, TWCC, Savage and Dakota, each individually a “US Borrower” and collectively, the “US Borrowers”), WESTMORELAND CANADIAN INVESTMENTS L.P., a limited partnership organized and existing under the laws of the Province of Quebec (“WC Investments”), WESTMORELAND CANADA HOLDINGS, INC., a corporation organized and existing under the laws of the Province of Alberta (“Westmoreland Canada”), WESTMORELAND PRAIRIE RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta (“WPR”), and PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta (“PMRL”; together with WC Investments, Westmoreland Canada and WPR, each individually a “Canadian Borrower” and collectively, the “Canadian Borrowers”), and WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands (“WCC BV”).
W I T N E S S E T H:
WHEREAS, the US Borrowers, the Canadian Borrowers, WCC B.V., the Administrative Agent and the Lenders entered into a certain Second Amended and Restated Loan and Security Agreement dated as of December 16, 2014, as amended by that certain Joinder and First Amendment to Second Amended and Restated Loan and Security Agreement dated March 26, 2015, that certain

EXHIBIT 10.1

Consent and Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 29, 2015, that certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 31, 2015, that certain Consent and Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of January 29, 2016, that certain Fifth Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 3, 2016, that certain Sixth Amendment to Second Amended and Restated Loan and Security Agreement dated as of June 28, 2016 and that certain Seventh Amendment to Second Amended and Restated Loan and Security Agreement dated as of September 30, 2016 (as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the US Borrowers and the Canadian Borrowers established certain financing arrangements with the Lenders; and
WHEREAS, the Bank and the Borrowers desire to further amend the Agreement in accordance with this Amendment.
NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:
Section 1.Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement or the other Loan Documents are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and its provisions shall be binding on the parties hereto.
Section 2.    Amendments to the Loan Agreement. Subject to the terms and conditions hereof, the Loan Agreement is amended as follows:
(a)    The definitions of the terms “Canadian Bank”, “Interest Expense” and “Required Lenders” set forth in Section 1 of the Loan Agreement are hereby amended and restated to read in their entirety as follows:
[Canadian Bank means Canadian Imperial Bank of Commerce or such other bank appointed as the Canadian Bank after the date hereof by Administrative Agent.]
Interest Expense for any period means the sum, without duplication, of the total interest expense of such Person for such period, determined in accordance with GAAP and including, without duplication,
(1)    imputed interest on Capital Leases and Attributable Indebtedness,

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EXHIBIT 10.1

(2)    commissions, discounts and other fees and charges owed with respect to letters of credit securing financial obligations, bankers’ acceptance financing and receivables financings,
(3)    amortization of debt issuance costs, debt discount or premium and other financing fees and expenses but excluding amortization of deferred financing charges incurred in respect of the Secured Term Debt,
(4)    the interest portion of any deferred payment obligations,
(5)    all other non-cash interest expense,
(6)    capitalized interest,
(7)    [Reserved],
(8)    all interest payable with respect to discontinued operations, and
(9)    all interest on any Indebtedness of any other Person guaranteed by such Person; provided, that to the extent directly related to the issuance of the Secured Term Debt, amortization of debt issuance costs, debt discount or premium and other financing fees and expenses shall be excluded. Interest Expense shall be calculated after giving effect to Hedging Obligations (including associated costs) involving interest rate swap and collar agreements, but excluding unrealized gains and losses with respect to Hedging Obligations.
Required Lenders shall mean, at any time, Lenders whose Pro Rata Share exceeds 66-2/3% as determined pursuant to clause (c) of the definition of Pro Rata Share provided, that the Pro Rata Share held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. Notwithstanding the foregoing, at all times there are only two (2) unaffiliated Lenders, Required Lenders shall mean all Lenders, and if there are more than two (2) unaffiliated Lenders, Required Lenders shall include at least two (2) unaffiliated Lenders.
(b)    The definition of “Permitted Acquisition” set forth in Section 1 of the Loan Agreement is hereby amended by adding the word “and” at the end of subclause (l), replacing "; and" at the end of subclause (m) with a period and by deleting subclause (n).
(c)    The eighth sentence appearing in Section 2.2.1(a) of the Agreement is hereby amended and restated to read as follows:
Unless the Swing Line Lender has received at least one Business Day’s prior written notice from any Lender instructing it not to make a US Swing Line Loan, the Swing Line Lender shall, notwithstanding

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EXHIBIT 10.1

the failure of any condition precedent set forth in Section 17.2, be entitled to fund that US Swing Line Loan, and to have Lenders settle in accordance with Section 2.8(a) or purchase participating interests in accordance with Section 2.8(b).
(d)    The eighth sentence appearing in Section 2.2.2(a) of the Agreement is hereby amended and restated to read as follows:
Unless the Swing Line Lender has received at least one Business Day’s prior written notice from any Lender instructing it not to make a Canadian Swing Line Loan, the Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Section 17.2, be entitled to fund that Canadian Swing Line Loan, and to have Lenders settle in accordance with Section 2.8(a) or purchase participating interests in accordance with Section 2.8(b).
(e)    Section 2.4.2 of the Agreement is hereby amended and restated to read as follows:
2.4.2    Application of Certain Payments. So long as no Default or Event of Default has occurred and is continuing, payments matching specific scheduled payments then due shall be applied to those scheduled payments under each applicable Note. After the occurrence and during the continuance of a Default or an Event of Default, all amounts collected or received by Administrative Agent or any Lender as proceeds from the sale of, or other realization upon, all or any part of the Collateral shall be applied in the order set forth in Section 16.2. Concurrently with each remittance to any Lender of its share of any such payment, Administrative Agent shall advise such Lender as to the application of such payment.
(f)    The last sentence of Section 8.2 of the Agreement is hereby amended and restated to read as follows:
In addition to any other provision hereof, Administrative Agent may at any time, after (i) the occurrence and during the continuance of an Event of Default or (ii) Excess Availability is less than $10,000,000 under the Canadian Revolving Loan Commitment or $7,500,000 under the US Revolving Loan Commitment, take control over any of the Canadian Borrowers’ or its Subsidiaries’ Lockbox Accounts maintained by Administrative Agent or Canadian Bank; provided, however, if control over any such Canadian account(s) is established pursuant to clause (i) or (ii) of the foregoing, the Administrative Agent shall promptly relinquish control over such Canadian accounts once (a) Excess Availability is greater than or equal to the amounts specified above for the applicable Revolving Loan Commitment and

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EXHIBIT 10.1

(b) no Event of Default is outstanding. Notwithstanding the foregoing, it is understood and agreed that all collections and proceeds of Collateral received in any Lockbox Account of any Borrower shall be applied on account of the Obligations in accordance with the terms herein.
(g)    Section 9.4 of the Agreement is hereby amended and restated to read as follows:
9.4 Annual Projections. No later than thirty (30) days prior to the beginning of each Fiscal Year, the Borrowers shall deliver to Administrative Agent projected statements of income and cash flow for the Borrowers, for each of the twelve (12) months during such Fiscal Year, which shall include the assumptions used therein, together with appropriate supporting details as reasonably requested by Administrative Agent.
(h)    Section 12.4 of the Agreement is hereby amended by adding the following sentences at the end thereof to read as follows:
In addition to the foregoing, the Administrative Agent or any Lender may request updated appraisals of all Inventory and Equipment of the Borrowers at any time at the cost and expense of the Administrative Agent or such Lender; provided, however that such appraisals shall be paid for by the Borrowers following the occurrence and during the continuance of an Event of Default. Borrowers agree to cooperate with the Administrative Agent or such Lender and its agents to ensure such appraisals are completed in a timely manner.
(i)    Section 16.2(a) and (b) are hereby amended and restated to read as follows:
(a)    With respect to all Proceeds of Collateral owned by any US Borrower:
FIRST, to the payment of all expenses and indemnities of Administrative Agent (in its capacity as such), including Attorney Costs, and any other Obligations owing to Administrative Agent in respect of sums advanced by Administrative Agent to preserve the Collateral or to preserve its security interest in the Collateral, until paid in full:
SECOND, to the payment of all of the Obligations in respect of the Swing Line Loans to the Swing Line Lender, until paid in full;
THIRD, to the payment of all of the Obligations consisting of accrued and unpaid interest owing to the Lenders and Letter of

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EXHIBIT 10.1

Credit fees owing to the L/C Issuer, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause THIRD payable to them, until paid in full;
FOURTH, to the payment of all Obligations consisting of principal owing to the Lenders ratably among the Lenders and their Affiliates in proportion to the respective amounts described in this clause FOURTH held by them, until paid in full;
FIFTH, to the payment of the Lenders an amount equal to all Obligations in respect of outstanding Letters of Credit to be held as Cash Collateral in respect of such Obligations;
SIXTH, to the payment of all Bank Product Obligations and Hedging Obligations owing to the Lenders until paid in full;
SEVENTH, to the payment of all other Obligations owing to the Lenders until paid in full; and
EIGHTH, to the payment of any remaining Proceeds, if any, to the US Borrowers or to whomever may be otherwise lawfully entitled to receive such amounts.
(b)    With respect to all Proceeds of Collateral owned by a Canadian Borrower:
FIRST, to the payment of all expenses and indemnities of Administrative Agent (in its capacity as such), including Attorney Costs, and any other Canadian Obligations owing to Administrative Agent in respect of sums advanced by Administrative Agent to preserve the Collateral owned by any Canadian Borrower or to preserve its security interest in the Collateral owned by any Canadian Borrower, until paid in full:
SECOND, to the payment of all of the Canadian Obligations in respect of the Canadian Swing Line Loans to the Swing Line Lender, until paid in full;
THIRD, to the payment of all of the Canadian Obligations consisting of accrued and unpaid interest owing to the Lenders and Letter of Credit fees owing to the L/C Issuer, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause THIRD payable to them, until paid in full;
FOURTH, to the payment of all Canadian Obligations consisting of principal owing to the Lenders and Bank Product

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EXHIBIT 10.1

Obligations owing to Lenders or their Affiliates, ratably among the Lenders and their Affiliates in proportion to the respective amounts described in this clause FOURTH held by them, until paid in full;
FIFTH, to the payment of the Lenders an amount equal to all Canadian Obligations in respect of outstanding Letters of Credit to be held as Cash Collateral in respect of such Canadian Obligations;
SIXTH, to the payment of all Bank Product Obligations and Hedging Obligations owing to the Lenders until paid in full;
SEVENTH, to the payment of all other Canadian Obligations owing to the Lenders until paid in full; and
EIGHTH, to the payment of any remaining Proceeds, if any, to the Canadian Borrowers or to whomever may be otherwise lawfully entitled to receive such amounts.
(j)    East West Bank is hereby added as a Lender to the Agreement in replacement of Bank of the West in accordance with the terms of that certain Assignment Agreement dated as of October 12, 2016 between Bank of the West and East West Bank.
(k)    Annex 1 (Commitments) of the Loan Agreement is hereby amended and restated to read as follows
ANNEX 1 – COMMITMENTS

Lender	US Revolving Loan Commitment	Canadian Revolving Loan Commitment
The PrivateBank and Trust Company	(i) $15,000,000; OR (ii) $17,500,000 during any US Seasonal Increase Loan Amount Period	$10,000,000; OR (ii) $12,500,000 during any Canadian Seasonal Increase Loan Amount Period
East West Bank	(i) $15,000,000; OR (iii) $17,500,000 during any US Seasonal Increase Loan Amount Period	$10,000,000; OR (ii) $12,500,000 during any Canadian Seasonal Increase Loan Amount Period
Total	(i) $30,000,000; OR (ii) $35,000,000 during any US Seasonal Increase Loan Amount Period	$20,000,000; OR (ii) $25,000,000 during any Canadian Seasonal Increase Loan Amount Period

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EXHIBIT 10.1

Section 3.    Effectiveness Conditions. The amendments and other agreements set forth herein shall be effective upon the satisfaction of all of the following conditions precedent, each to the satisfaction of the Administrative Agent in its sole discretion:
(a)    Receipt by the Administrative Agent from each of the Lenders, the Administrative Agent and Borrowers, of a counterpart of this Amendment signed on behalf of such party; and
(b)    Receipt by the Administrative Agent of such other documents, instruments and certificates as the Administrative Agent shall reasonably request.
Section 4.    Representations and Warranties; No Default.
(a)    The representations and warranties of the Borrowers set forth in Section 11 of the Loan Agreement shall be deemed made or remade, as applicable, by each Borrower as of the date hereof, and shall be true and correct in all material respects as of the date hereof except to the extent that such representation or warranty expressly relates to a specified earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date; and
(b)    Each Borrower represents and warrants to the Administrative Agent and the Lenders that the execution and delivery by such Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its organizational powers, (ii) have been authorized by all necessary organizational action and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or contract to which such Borrower is a party or by which the property of such Borrower is bound, or be in violation of, result in a breach of, or constitute with due notice and/or lapse of time a default under any such indenture, agreement or contract, which contravention, violation or breach would reasonably be expected to have a Material Adverse Effect or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower (other than Permitted Liens).
Section 5.    Affirmation. Except as specifically amended pursuant to the terms hereof, the Loan Agreement and the other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, there are no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations. Each Borrower hereby confirms its existing grant to the Administrative Agent, for its benefit and the benefit of the Lenders, of a lien on and security interest in the Collateral, after giving effect to this Amendment. Each Borrower hereby reaffirms that all liens and security interests at any time granted by it to the Administrative Agent, for its benefit and the benefit of the Lenders, continue in full force and effect and secure and shall continue to secure the Obligations, after giving effect to this Amendment. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of the Administrative Agent’s existing security interest in and liens upon the Collateral, after giving effect

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EXHIBIT 10.1

to the transactions which are subject to the consents set forth in Section 1 herein. Any and all references to the Loan Agreement in each of the Loan Documents shall be deemed to refer to and include this Amendment.
Section 6.    Fees and Expenses. Each Borrower agrees to comply with Section 4.3.4 of the Loan Agreement, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment. In addition to the foregoing, the Borrowers agree to pay to the Administrative Agent an amendment fee in accordance with the terms of the Fee Letter of even date herewith.
Section 7.    Miscellaneous.
(a)    Each Borrower hereby agrees to take all such actions and to execute and/or deliver to the Administrative Agent all such documents, assignments, financing statements and other documents as the Administrative Agent may reasonably require from time to time, to effectuate and implement the purposes of this Amendment and the other Loan Documents.
(b)    This Amendment shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and (to the extent permitted under the Loan Agreement) assigns. No rights are intended to be created hereunder for the benefit of any third-party donee, creditor or incidental beneficiary.
(c)    Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
(d)    The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(e)    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Execution and delivery by facsimile or other electronic transmission shall bind the undersigned. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof and shall be deemed an original signature hereunder.
(f)    No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(g)    The terms and conditions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois excluding conflict of laws statutes or common law principles that would result in the application of laws other than the internal laws of the State of Illinois.

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EXHIBIT 10.1

(h)    EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THE EXECUTION OR ACCEPTANCE OF THIS AMENDMENT, WAIVES ITS AND THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.
[SIGNATURE PAGES FOLLOW]

10

(Signature Page to Eighth Amendment to
Second Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Eighth Amendment to Second Amended and Restated Loan and Security Agreement as of the date first above written.

US BORROWERS:	WESTMORELAND COAL COMPANY, a Delaware corporation By: /s/ Jennifer S. Grafton Jennifer S. Grafton Chief Administrative Officer & Secretary
WESTMORELAND ENERGY LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND – NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WEI-ROANOKE VALLEY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND – ROANOKE VALLEY, L.P., a Delaware limited partnership By: WEI-Roanoke Valley, Inc., its general partner By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

(Signature Page to Eighth Amendment to
Second Amended and Restated Loan and Security Agreement)

US BORROWERS:
WESTMORELAND PARTNERS, a Virginia general partnership
By: Westmoreland-Roanoke Valley, L.P., its general partner
   By: WEI-Roanoke Valley, Inc.,
its general partner
   By: /s/ Samuel N. Hagreen
              Samuel N. Hagreen
              Secretary
By: Westmoreland-North Carolina Power, L.L.C., its general partner
By: /s/ Samuel N. Hagreen
        Samuel N. Hagreen
        Secretary

WESTMORELAND RESOURCES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WRI PARTNERS, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
US BORROWERS:	WCC LAND HOLDING COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

(Signature Page to Eighth Amendment to
Second Amended and Restated Loan and Security Agreement)

WESTMORELAND CANADA LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Jennifer S. Grafton Vice President and Secretary
WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND MINING LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTERN ENERGY COMPANY, a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
TEXAS WESTMORELAND COAL CO., a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
US BORROWERS:	WESTMORELAND SAVAGE CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
DAKOTA WESTMORELAND CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

(Signature Page to Eighth Amendment to
Second Amended and Restated Loan and Security Agreement)

BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
CANADIAN BORROWERS:
WESTMORELAND CANADIAN INVESTMENTS, L.P., a limited partnership organized and existing under the laws of the Province of Quebec
By: Westmoreland Canada LLC,
its general partner
   By:  /s/ Jennifer S. Grafton
        Jennifer S. Grafton
        Vice President and Secretary

WESTMORELAND CANADA HOLDINGS, INC., a corporation organized and existing under the laws of the Province of Alberta By: /s/ Jennifer S. Grafton Jennifer S. Grafton Assistant Secretary
CANADIAN BORROWERS:	WESTMORELAND PRAIRIE RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta By: /s/ Jennifer S. Grafton Jennifer S. Grafton Assistant Secretary
PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta By: /s/ Jennifer S. Grafton Jennifer S. Grafton Assistant Secretary

(Signature Page to Eighth Amendment to
Second Amended and Restated Loan and Security Agreement)

WCC BV:
WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands
By:    /s/ Jennifer S. Grafton
   Jennifer S. Grafton
   Managing Director A
By:    /s/ Clemens Cornelis van den Broek
   Clemens Cornelis van den Broek
   Managing Director B

(Signature Page to Eighth Amendment to
Second Amended and Restated Loan and Security Agreement)

ADMINISTRATIVE AGENT AND A LENDER:	THE PRIVATEBANK AND TRUST COMPANY By: /s/ Douglas Colletti Douglas Colletti Managing Director

(Signature Page to Eighth Amendment to
Second Amended and Restated Loan and Security Agreement)

LENDER:	EAST WEST BANK By: /s/ John E. Kolb Name: John E. Kolb Its: Vice President